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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2004


                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                     0-12784                  04-2830731
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(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


             225 PARK AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01089
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 20, 2004, Westbank Corporation (the "Corporation") completed a private placement of an aggregate of $17.0 million of trust preferred securities, through two newly formed Delaware trust affiliates, Westbank Capital Trust II ("Trust II") and West Bank Capital Trust III ("Trust III") (collectively the "Trusts"), as part of a pooled transaction with several other financial institutions. As part of this transaction, the Corporation issued an aggregate principal amount of $8,763,000 of floating rate junior subordinated deferrable interest debentures to Trust II, which debentures bear an initial interest rate of 5.98% until December 2004, and after that which will be reset quarterly at 3-month LIBOR plus 2.19% and an aggregate principal amount of $8,763,000 of fixed/floating rate junior subordinated deferrable interest to Trust III, which debentures bear an initial interest rate of 5.98% until December 2009 and then which will reset quarterly at 3-month LIBOR plus 2.19%. These debentures were each issued pursuant to the terms on an Indenture dated September 20, 2004, between the Corporation and Wilmington Trust Corporation, as Trustee. The debentures obligate the Corporation to pay interest on their principal sum quarterly in arrears on March 20, June 20, September 20 and December 20 of each year. So long as the Corporation is current in its interest payments, it has the right to defer payments of interest on the debentures by extending the interest payment period on the debentures for up to 20 consecutive quarterly periods. The debentures mature on September 20, 2034, but may be redeemed by the Corporation, in whole or in part, beginning on September 20, 2009, or in whole within 120 days of the occurrence of certain special redemption events as defined in the Indentures. Special redemption events relate to the regulatory capital treatment of the issuances, the Trusts not being deemed investment companies and the non-occurrence of certain tax events. The Indentures and the form of debentures are filed herewith as Exhibits 4.1, 4.2,
10.1 and 10.2.

The debentures are the sole assets of each of the Trusts. Each of Trust II and Trust III issued an aggregate principal amount of $8,500,000 of capital securities bearing fixed and or fixed/floating interest rates corresponding to the debentures held by each trust to an unaffiliated pooled investment vehicle. The payments of distributions on and redemption or liquidation of the capital securities issued by each of Trust II and Trust III are guaranteed by the Corporation pursuant to a Guarantee Agreement dated September 20, 2004, related to each, which is between the Corporation and Wilmington Trust Company, as the Guarantee Trustee. These Guarantee Agreements are filed herewith as Exhibits
10.3 and 10.4.

The Corporation expects to use the proceeds from the trust preferred placements to redeem all of its $17,526,000 9.60% Junior Subordinated Debentures Due 2029, which are all held by Westbank Capital Trust I ("Trust I"), and Trust I shall concurrently redeem all of its 1,700,000 outstanding capital securities. A notice of redemption on September 30, 2004, was issued by each of the Corporation and Trust I on August 24, 2004. As a result of the new trust preferred placements and the anticipated redemption, the Corporation will have replaced the Trust I financing with financing bearing a reduced interest rate, saving the Corporation approximately $787,100 annually in interest expense.

The preceding discussion contains forward-looking statements that are based on management's current expectations regarding economic, legislative and regulatory issues that may have an impact on the Corporation's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technical factors affecting the Corporation's operations, pricing, products and services. In particular, these issues may have an impact on management's estimates used in evaluating market risk and interest rate risk in its GAAP and Net Portfolio Value (NPV) tables, loan loss provisions, classification of assets, accounting estimates and other estimates used throughout this discussion. The Corporation disclaims any obligation to subsequently revise any forward-looking statements, or to reflect the occurrence of anticipated or unanticipated events.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The debentures issued by the Corporation on September 20, 2004 to each of Trust II and Trust III, as described in Item 1.01, shall be accounted for by the Corporation as long-term borrowings on its consolidated balance sheet.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NO.    DESCRIPTION

   4.1 Floating Rate Junior Subordinated Deferrable Interest Debentures issued by Westbank Corporation to Wilmington Trust Company, dated September 20, 2004 (included as Exhibit A to Exhibit 10.1)

   4.2 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures issued by Westbank Corporation to Wilmington Trust Company, dated September 20, 2004 (included as Exhibit A to
               Exhibit 10.2)

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  10.1         Indenture by and between Westbank Corporation and Wilmington
               Trust Company, as Trustee, dated September 20, 2004 for Floating Rate Junior Subordinated Deferrable Interest Debentures

  10.2 Indenture by and between Westbank Corporation and Wilmington Trust Company, as Trustee, dated September 20, 2004 for Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures

  10.3 Guarantee Agreement by and between Westbank Corporation and Wilmington Trust Company, dated September 20, 2004

  10.4 Guarantee Agreement by and between Westbank Corporation and Wilmington Trust Company, dated September 20, 2004






















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2004             WESTBANK CORPORATION


                                     By: /s/ John M. Lilly
                                        -------------------------------------
                                        John M. Lilly
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer
























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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION


   4.1 Floating Rate Junior Subordinated Deferrable Interest Debentures issued by Westbank Corporation to Wilmington Trust Company, dated September 20, 2004 (included as Exhibit A to Exhibit 10.1)

   4.2 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures issued by Westbank Corporation to Wilmington Trust Company, dated September 20, 2004 (included as Exhibit A to Exhibit 10.2)

  10.1 Indenture by and between Westbank Corporation and Wilmington Trust Company, as Trustee, dated September 20, 2004 for Floating Rate Junior Subordinated Deferrable Interest Debentures

  10.2 Indenture by and between Westbank Corporation and Wilmington Trust Company, as Trustee, dated September 20, 2004 for Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures

  10.3 Guarantee Agreement by and between Westbank Corporation and Wilmington Trust Company, dated September 20, 2004

  10.4 Guarantee Agreement by and between Westbank Corporation and Wilmington Trust Company, dated September 20, 2004